Exhibit 10.66

                              SUBORDINATED SECURED

               SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                            Dated as of April 7, 2000

                                  By and Among

                      SAFETY COMPONENTS INTERNATIONAL, INC.

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

                                       and

            AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

                                 (as Borrowers)

  THE OTHER SUBSIDIARIES OF SAFETY COMPONENTS INTERNATIONAL, INC. NAMED HEREIN

                                 (as Guarantors)

                          KEYBANK NATIONAL ASSOCIATION

                            (as Administrative Agent)

                                       and

                                   FLEET BANK

                                       and

                          KEYBANK NATIONAL ASSOCIATION

                                  (as Lenders)

     SUBORDINATED SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT dated as of April 7, 2000 by and among (1) SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation ("Safety Components"), AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom ("ASCL"), and AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG, a company organized under the laws of the Federal Republic of Germany ("GmbH"), as borrowers (the "Borrowers"), (2) the direct and indirect subsidiaries of Safety Components listed on Schedule 1 hereto, as guarantors (the "Guarantors"), (3) KEYBANK NATIONAL ASSOCIATION ("KeyBank") and FLEET BANK ("Fleet"), as lenders (the "Lenders"), and (4) KeyBank, as administrative agent for the Lenders (the "Administrative Agent").

                               W I T N E S S E T H

     A. The Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of May 21, 1997 (as amended, the "Prepetition Credit Agreement") pursuant to which, as of the date hereof, the Borrowers and the Guarantors are indebted to the Lenders and the Administrative Agent in respect of (i) outstanding revolving credit loans in the aggregate principal amount of $37,900,000, (ii) certain outstanding letters of credit (the "Prepetition Letters of Credit") and (iii) certain unpaid interest, fees, costs and expenses (collectively, the "Prepetition Obligations").

     B. On April 7, 2000 (the "Petition Date"), a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code") was filed by Safety Components and its direct and indirect subsidiaries listed on Schedule 2 hereto (collectively, the "Debtors") in the United States Bankruptcy Court for the District of Delaware (the "Court") (the "Chapter 11 Cases"). The Debtors are and will continue to operate their respective businesses and manage their respective properties as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

     C. Bank of America, N.A., as agent (the "Senior Agent"), certain financial institutions, as lenders (the "Senior Lenders"), the Debtors and certain non-Debtor subsidiaries of Safety Components, as borrowers (the "Senior DIP Facility Borrowers") or as guarantors (the "Senior DIP Facility Guarantors"), propose to enter into a $30,600,000 senior debtor-in-possession financing facility (the "Senior DIP Facility") pursuant to a Senior Secured Super Priority Debtor-in-Possession Loan and Security Agreement dated as of April 7, 2000 (the "Senior DIP Facility Credit Agreement") and certain other documents referred to therein (collectively, the "Senior DIP Facility Documents"). The Senior DIP Facility Borrowers intend to utilize the Senior DIP Facility to (i) permanently and indefeasibly repay $17,000,000 of the Prepetition Obligations, (ii) replace the Prepetition Letters of Credit, (iii) fund their working capital requirements during the pendency of the Chapter 11 Cases, and (iii) fund general corporate purposes in the ordinary course of business.

     D. Having determined that it is in their respective best interests that the Senior DIP Facility Borrowers obtain the financing under the Senior DIP Facility for the purposes stated above, and it being a condition precedent to the Senior Agent's and the Senior Lenders' agreement to provide the Senior DIP Facility that the Administrative Agent and the

Lenders subordinate their claims and security interests under the Prepetition Credit Documents to the claims and security interests of the Senior Agent and the Senior Lenders under the Senior DIP Facility on the terms set forth herein, in the Senior DIP Facility Documents and in the Intercreditor Agreement, the parties hereto have agreed to enter into this Agreement.


                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1. Definitions. All capitalized terms used but not defined herein will have the meanings specified on Schedule 3 hereto.


                                    ARTICLE 2
                            SUBORDINATED DIP FACILITY

     SECTION 2.1. Term Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally but not jointly, to make term loans (the "Term Loans") to the Borrowers on the Closing Date in an aggregate principal amount equal to the sum of $20,900,000, representing the unpaid borrowings under the Prepetition Credit Agreement remaining after the Closing Date Repayment, plus the amount of all accrued and unpaid interest under the Prepetition Credit Agreement as of the Closing Date (the "Loan Amount"). Fifty percent (50%) of the Loan Amount will be for the account of Fleet and fifty percent (50%) will be for the account of KeyBank. The making of the Term Loans on the Closing Date will be reflected on the books and records of the
Administrative Agent, the Lenders and the Borrowers as a payment and satisfaction in full of all outstanding Prepetition Obligations (other than in respect of the Prepetition Letters of Credit) owed to the respective Lenders on the Closing Date after giving effect to the Closing Date Repayment. No amounts will actually be funded to the Borrowers in respect of the Term Loans.

     SECTION 2.2. Maturity of Term Loans. The Term Loans will be due and payable in full on the Termination Date. "Termination Date" as used herein has the meaning assigned to such term in the Senior DIP Facility Credit Agreement; provided that in no event will the Termination Date be later than the date which is 18 months after the Closing Date, unless the Administrative Agent and the Lenders agree to extend the Termination Date pursuant to Section 11.3 hereof.

     SECTION 2.3. Interest Rates and Payment Dates. The Borrowers will pay interest on the unpaid principal amount of the Term Loans for each day from the Closing Date until the Term Loans are paid in full (whether at maturity, by reason of acceleration or otherwise) at the rate of 11% per annum; provided that, if there shall occur and be continuing an Event of Default, the unpaid principal amount of the Term Loans and all other amounts due hereunder, including accrued and unpaid interest, will bear interest for each day from the date of such Event of Default until such Event of Default is cured or waived at the rate of 13% per annum. Interest will accrue until the Consummation Date, at which time all accrued interest will be paid in full in cash; provided that, if the Consummation Date is later than April 7, 2001, interest accruing from and after April 7, 2001 will be paid monthly in arrears on the last business day of each month and all other accrued and unpaid interest will be paid on the Consummation Date; and provided,


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


further, that interest accruing at the default rate referred to above will be payable on demand. The interest rates provided above will be computed on the basis of a year of 360 days for the actual number of days elapsed.

     SECTION 2.4. Term Loan Notes. Each Lender's Term Loans and the joint and several obligation of the Borrowers to repay such Term Loans will also be evidenced by a term loan note (a "Term Loan Note") payable to the order of such Lender substantially in the form of Exhibit A hereto with appropriate insertions as to date and principal amount.


                                    ARTICLE 3
                          PREPETITION LETTERS OF CREDIT

     SECTION 3.1. Prepetition Letters of Credit. (a) The standby letter of credit (NSL791866) in the face amount of 400,000 GBP (approximately U.S. $638,000 as of the date hereof) which was issued by KeyBank as Issuing Bank under the Prepetition Credit Agreement to Midland Bank plc, as beneficiary, for the account of ASCL (the "Surviving Letter of Credit") will remain outstanding after the Closing Date as an obligation of the Obligors hereunder subject to the Superpriority Claim and secured by the Collateral; provided that the Surviving Letter of Credit will be replaced not later than May 19, 2000 with a new letter of credit issued under the Senior DIP Facility as set forth in the Senior DIP Facility Credit Agreement. Any amount drawn under the Surviving Letter of Credit prior to its replacement will bear interest for each day until such amount is reimbursed in full in cash to the Issuing Bank and the Lenders at a rate per annum equal to the default rate referred to in Section 2.3.

     (b) The three letters of credit in the aggregate face amount of $234,000 (NSL892395 for $26,900, NSL892418 for $161,400 and NSL992701 for $42,500) which were issued by KeyBank as Issuing Bank under the Prepetition Credit Agreement to various beneficiaries for the account of the Safety Components and/or Valentec International Corporation, LLC (the "Non-Surviving Letters of Credit") will be replaced with new letters of credit issued under the Senior DIP Facility on the Closing Date and such Non-Surviving Letters of Credit will be returned to KeyBank for cancellation within five days after the Closing Date. If any amount is drawn under the Non-Surviving Letters of Credit prior to the Closing Date, such amount and all interest thereon and fees, costs and expenses of the Issuing Bank and the Lenders associated with such draw will be reimbursed by the Obligors on the Closing Date.


                                    ARTICLE 4
                             GENERAL LOAN PROVISIONS

     SECTION 4.1. Joint and Several Liability. (a) The Postpetition Obligations will constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers will be jointly and severally, with each other Borrower, directly and unconditionally liable to the Administrative Agent and the Lenders for all Postpetition Obligations, it being agreed that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers in entering into this Agreement. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Term Loan or other Postpetition Obligation, it will forthwith pay the same, without notice or demand.

     (b) No payment or payments made by any of the Borrowers or any other person or received or collected by the Administrative Agent or any Lender from any of the Borrowers or any other person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Postpetition Obligations will be deemed to modify, reduce, release or otherwise affect the liability of any Borrower under this Agreement, each of which will remain liable for all the Postpetition Obligations until the Postpetition Obligations are paid in full.

     SECTION 4.2. Postpetition Obligations Absolute. Each Borrower agrees that the Postpetition Obligations will be paid strictly in accordance with the terms hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Postpetition Obligations will be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement will be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of this Agreement or the Term Loan Notes or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Postpetition Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Postpetition Obligations resulting from the extension of additional credit to any Borrower or other Obligor or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Postpetition Obligations; (d) any change, restructuring or termination of the corporate structure or existence of any Borrower or other Obligor; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or a Guarantor. This Agreement will continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Postpetition Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or other Obligor or otherwise, all as though such payment had not been made.

     SECTION 4.3. Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of the Borrowers provided for in Section 4.1 will not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Postpetition Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Postpetition Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other


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


notice (except to the extent expressly provided for herein) with respect to any of the Postpetition Obligations, the Term Loan Notes or this Agreement and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any Collateral.

     SECTION 4.4. Superpriority Nature of Postpetition Obligations. The Postpetition Obligations will constitute administrative expenses of the Debtors in the Chapter 11 Cases having the highest available priority under Sections 364(c) and (d) and 507(b) of the Bankruptcy Code, with priority over all other costs and expenses of the kind specified in, or ordered pursuant to, any provision of the Bankruptcy Code (the "Superpriority Claim"), subject and subordinate only to the superpriority claim of the Senior Lenders under Sections 364(c) and (d) of the Bankruptcy Code. Except for the superpriority claim of the Senior Lenders, the superpriority claims, if any, permitted under the Senior DIP Facility Credit Agreement and the Carve-Out, no other claim of any other creditor will be senior, or equal in priority, to the Postpetition Obligations.


                                    ARTICLE 5
                              CONDITIONS PRECEDENT

     SECTION 5.1. Conditions Precedent. This Agreement will become effective on the date, which must be not later than May 15, 2000, on which all of the following conditions are satisfied (the "Closing Date"):

          (a) The execution and delivery by the Obligors to the Administrative Agent and the Lenders of this Agreement;

          (b) The execution and delivery by the Borrowers to each Lender of such Lender's Term Loan Note;

          (c) (i) The execution and delivery by the Senior Agent, the Senior Lenders, the Senior DIP Facility Borrowers and the Senior DIP Facility Guarantors of the Senior DIP Facility Documents, provided that (x) any modifications to such documents made after the date hereof, including without limitation, any modifications to the schedules to the Senior DIP Facility Credit Agreement and (y) any order approving the Senior DIP Facility (if different from the Final Order referred to below) must be reasonably satisfactory to the Administrative Agent and the Lenders in all material respects; and (ii) the satisfaction of all conditions precedent to the initial borrowings under the Senior DIP Facility;

          (d) (i) The entry of an order of the Court after a final hearing pursuant to Federal Bankruptcy Rule 4001(c)(2) on a motion by the Debtors approving the Subordinated DIP Facility, which order (x) shall be satisfactory to the Administrative Agent, the Lenders and the Obligors in all respects, (y) shall not have been appealed from prior to the date that is ten (10) days after the date the order was entered on the docket of the Court (the "Appeal Period"), and (z) shall not have been modified, amended, reversed, stayed, vacated or rescinded (the "Final Order") and (ii) the Appeal Period shall have expired and not have been tolled by the filing of any motion for rehearing, reconsideration or reargument;


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


          (e) All "first day orders" entered at the time of commencement of the Chapter 11 Cases shall be reasonably satisfactory in form and substance to the Administrative Agent and each Lender;

          (f) The Required Noteholder Representatives shall have executed and delivered the Restructuring Agreement;

          (g) No Consenting Holders Termination Event or Safety Components Termination Event shall have occurred;

          (h) The Obligors shall have (i) transferred or caused to be transferred to the Lenders cash in the amount of $17,000,000 in order to effect the Closing Date Repayment and (ii) paid to the Administrative Agent and each Lender all fees and expenses payable by the Obligors pursuant hereto (including without limitation, all amounts described in Section 11.6) and pursuant to the Prepetition Credit Agreement which have accrued up to the Petition Date;

          (i) The Non-Surviving Letters of Credit shall have been replaced with new letters of credit issued under the Senior DIP Facility prior to any draw thereunder or, if any amount is drawn under the Non-Surviving Letters of Credit prior to the Closing Date, such amount and all interest thereon and fees, costs and expenses of the Issuing Bank and the other Lenders associated with such draw shall have been reimbursed by the Obligors;

          (j) No draw shall have been made under the Surviving Letter of Credit or, if such a draw has been made, the amount thereof together with all fees, costs and expenses associated therewith shall have been reimbursed to the Issuing Bank and the Lenders in cash; and

          (k) No event shall have occurred and no condition shall exist that, with the giving of notice or the passage of time or both, would constitute an Event of Default.


                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.1. Representations and Warranties. The representations and warranties set forth in Article 6 of the Senior DIP Facility Credit Agreement, including all schedules referred to therein, are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full.


                                   ARTICLE 7
                                SECURITY INTEREST

     SECTION 7.1. Security Interest. (a) To secure the payment, observance and performance of the Postpetition Obligations, each Obligor hereby restates and confirms the mortgages, pledges, assignments and grants of Liens and security interests made by such Obligor in favor of the Administrative Agent and the Lenders pursuant to the Security Documents and agrees that such mortgages, pledges, assignments, Liens and security interests will constitute continuing security interests in and Liens on the Collateral, including without limitation, all Collateral acquired by the Obligors after the Petition Date, in favor of the Administrative Agent


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


for the ratable benefit of the Lenders, as security for the Postpetition Obligations. Pursuant to Sections 364(c) and (d) of the Bankruptcy Code, such Liens and security interests will constitute valid, perfected and enforceable security interests in and Liens on the Collateral and all proceeds, products, substitutions and replacements thereof, subject, however, to the first priority security interests of the Senior Lenders under the Senior DIP Facility Documents and other Permitted Liens; provided, however, that the Administrative Agent's and the Lenders' security interests in certain assets of GmbH granted pursuant to the Security Documents will continue to constitute first priority security interests securing the Postpetition Obligations. Notwithstanding anything to the contrary herein, the Collateral will not include any avoidance actions available to the bankruptcy estates of the Debtors pursuant to sections 542, 544, 545, 547, 548, 549, 550, 551, 553(b) and/or 724(a) of the Bankruptcy Code or the proceeds thereof.

     (b) The security interests in and Liens on the Collateral securing the Postpetition Obligations will be senior in rank and priority to all other Liens on and security interests in the Collateral, subject only to (a) any other valid, perfected and enforceable security interests and Liens (i) existing as of the Petition Date that are nonavoidable under the Bankruptcy Code or applicable nonbankruptcy law and not otherwise subject to Section 552(a) of the Bankruptcy Code, (ii) existing as of the Closing Date in favor of the Senior Lenders, or
(iii) arising after the Petition Date that are expressly permitted under the Senior DIP Facility Documents, and (b) the Carve-Out. The Liens and security interests securing the Postpetition Obligations will at all times be senior to the rights of the Debtors and any successor trustee(s) or estate representative(s) in any case or proceeding under the Bankruptcy Code and any Lien or security interest in the Collateral that is avoided or otherwise preserved for the benefit of the Debtors' estates will be subordinate to such Liens and security interests. Subject to Section 11.1(c) below, no Liens or security interests in the Collateral securing the Postpetition Obligations, and no claim of the Administrative Agent or any Lender hereunder in respect of the Postpetition Obligations, will be subject to subordination to any other Lien or security interest or claim or to surcharge, whether under Section 506 or 510 of the Bankruptcy Code or otherwise provided that the claims and security interests of the Administrative Agent and the Lenders hereunder in respect of the Postpetition Obligations will be subordinated to the claims and security interests of the Senior Lenders as provided herein, in the Senior DIP Facility Documents and in the Intercreditor Agreement.

     (c) The Liens and security interests in the Collateral securing the Postpetition Obligations and the Superpriority Claim will, following the occurrence and during the continuation of an Event of Default, be subject to (a) unpaid professional fees and disbursements allowed by order of the Court and incurred by the Debtors, any official committee of unsecured creditors appointed in the Chapter 11 Cases, and any disbursements of any member of such committee and any Chapter 7 trustee appointed for the Debtors in an aggregate amount not to exceed $500,000 (determined without regard to fees and expenses which may be awarded and paid on an interim basis or any prepetition retainer paid to the Debtors' counsel in connection with or related to the Chapter 11 Cases) at any time, and (b) fees payable to the United States Trustee pursuant to 28 U.S.C. ss. 1930(a)(6) and any fees payable to the clerk of the Court (the "Carve-Out"). The Carve-Out will exclude any fees and expenses incurred in connection with the investigation or prosecution of any claims or causes of action against the Administrative Agent or any Lender or in connection with any challenge to the validity, enforceability,


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


allowance, perfection or priority of the claims and/or security interests of any of them, whether existing prior to or after the Petition Date.

     (d) Each Obligor will, at its sole cost and expense, take all actions that may be necessary or desirable, or that the Administrative Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Liens on and security interests in the Collateral in conformity with the requirements of this Article 7, or to enable the Administrative Agent and the Lenders to exercise or enforce their rights hereunder and under the Security Documents, including executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Administrative Agent relating to the creation, validity, perfection, maintenance or continuation of such Liens and security interests under the Uniform Commercial Code or other applicable law.


                                    ARTICLE 8
                                    COVENANTS

     SECTION 8.1. Affirmative Covenants.  The affirmative covenants set forth in
Article 9 of the Senior DIP Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full. In addition, the Debtors agree to file a Plan of Reorganization consistent with the terms hereof, including treatment of the Lenders' claims as set forth herein.

     SECTION 8.2. Information. The reporting requirements set forth in Article 10 of the Senior DIP Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full. The Obligors will furnish to the Administrative Agent and each Lender, not later than the date such item is required to be delivered to the Senior Agent and the Senior Lenders under the Senior DIP Facility Credit Agreement, each financial statement, certificate, report, document and notice described in Article 10 of the Senior DIP Facility Credit Agreement.

     SECTION 8.3. Negative Covenants. The financial covenants and negative covenants set forth in Article 11 of the Senior DIP Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full.


                                    ARTICLE 9
                                EVENTS OF DEFAULT

     SECTION 9.1. Events of Default. The "Events of Default" under and as defined in the Senior DIP Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders and will constitute Events of Default hereunder unless waived by the Senior Lenders or cured in accordance with the terms of the Senior DIP Facility Credit Agreement; provided that no such waiver will be effective for purposes of limiting the Lenders' rights to receive interest on the Term Loans at the default rate as provided in Section 2.3. In addition, the following events will constitute Events of Default under this Agreement:

          (a) Failure by the Obligors to pay any principal of or interest on the Term Loans when due; or

          (b) (i) Unless all the Lenders and the Administrative Agent otherwise agree, the Court shall enter an order granting another superpriority claim (other than the Superpriority Claim of the Senior Lenders and other superpriority claims, if any, permitted under the Senior DIP Facility Credit Agreement) pari passu with or senior to that granted to the Administrative Agent and the Lenders pursuant to this Agreement and the Final Order or (ii) the Final Order shall have been modified, amended, reversed, stayed, vacated or rescinded; or

          (c) The Surviving Letter of Credit shall be drawn in whole or in part prior to its replacement by a new letter of credit issued under the Senior DIP Facility and the amount of such draw is not reimbursed to the Issuing Bank and/or the Lenders in cash within five calendar days; or

          (d) Any Obligor or any Consenting Holder shall file any pleading or otherwise take any action seeking or consenting to the invalidation, reduction, subordination or other impairment of, or otherwise challenging, the claims of the Administrative Agent or the Lenders under the Prepetition Credit Agreement or of the Administrative Agent or the Lenders under this Agreement or the Liens and security interests granted to secure the Prepetition Obligations or the Postpetition Obligations, or seeking to subject such security interest to assessment under Section 506(c) of the Bankruptcy Code; or

          (e) A Consenting Holders Termination Event or a Safety Components Termination Event shall have occurred and not been waived in accordance with the terms of the Restructuring Agreement.

     SECTION 9.2. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, and at the direction of the Lenders shall, take any or all of the following actions without further order of or application to the Court:

          (a) declare the principal of and accrued interest on the Term Loans to be immediately due and payable; and

          (b) take any other action or exercise any other right or remedy provided for under the Security Documents or otherwise permitted under applicable law, subject, however, to compliance with the Intercreditor Agreement and the provision of five (5) days' prior written notice to the Debtors and any official committee of creditors appointed in the Chapter 11 Cases pursuant to Section 1102 of the Bankruptcy Code (a "Creditors Committee").

                                   ARTICLE 10
                                    GUARANTEE

     SECTION 10.1. Guarantee. (a) The Guarantors hereby jointly and severally guarantee to the Administrative Agent and the Lenders the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Term Loans and all of the other Postpetition Obligations hereunder, including any interest, fees and expenses accrued or incurred after the filing by or against any Obligor of any petition seeking relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, regardless of whether such interest, fees and expenses are allowable in any such proceeding (collectively, the "Guaranteed Obligations"), in each case strictly in accordance with the terms of this Agreement and the Term Loan Notes. The Guarantors hereby further jointly and severally agree that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     (b)  The   obligations  of  the  Guarantors   hereunder  are  absolute  and
unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under this Agreement or the Term Loan Notes or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge of defense of a surety or guarantor, it being the intent hereof that the obligations of the Guarantors hereunder will be absolute and unconditional, and joint and several, under all circumstances. Without limiting the generality of the foregoing, it is agreed that each Guarantor's obligations hereunder will be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any of the Borrowers' obligations hereunder or of any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or otherwise;
(iii) any taking, exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Guaranteed Obligations; (iv) any change, restructuring or termination of the corporate structure or existence of any Obligor; or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor.

     (c) Each Guarantor agrees that the joint and several liability of the Guarantors provided for in this Section 10.1 will not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Obligors may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, nor by any other agreements or arrangements whether with the other Obligors or with anyone else, each Guarantor hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Guarantor is direct and unconditional as to all of the Guaranteed Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Guarantor hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein) with respect to any of the Guaranteed Obligations or this Agreement and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral.

     (d) The obligations of the Guarantors hereunder will be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Obligor in respect of any of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel as provided in Section 11.6) incurred by the Administrative Agent and the Lenders in connection with such recission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     (e) The Guarantors jointly and severally agree that, as between the Guarantors and the Administrative Agent and the Lenders, the Guaranteed Obligations may be declared to be forthwith due and payable as provided herein (and shall be deemed to have become automatically due and payable in the circumstances provided herein) for purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such Guaranteed Obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (whether or not the Guaranteed Obligations are then due and payable by any Borrower), the Guaranteed Obligations will forthwith become due and payable by the Guarantors for purposes hereof.

     (f) The guaranty set forth herein is a continuing guaranty, and will apply to all Guaranteed Obligations, whenever and howsoever arising.


                                   ARTICLE 11
                                  MISCELLANEOUS

     SECTION 11.1. Obligor Acknowledgment; Release.

     (a) The Obligors hereby represent, warrant, acknowledge, covenant and agree for all purposes hereof that (i) as of the Petition Date, the Prepetition Obligations totalled not less than $38,867,766, including all principal, interest, letter of credit fees, other fees, costs, expenses and other charges and contingent reimbursement obligations in respect of the Prepetition Letters of Credit, but excluding certain professional fees (such amount being referred to herein as the

"Claim Amount"), (ii) the claims comprising the Claim Amount constitute valid and enforceable allowed claims under the Bankruptcy Code free of defense, offset or counterclaim, (iii) the mortgages, Liens and security interests in the Collateral granted in favor of the Administrative Agent for the ratable benefit of the Lenders pursuant to the Security Documents are valid and enforceable, duly perfected first priority mortgages, Liens and security interests and are not subject to any prior Lien, defense, offset or counterclaim, other than Permitted Liens (as defined in the Prepetition Credit Agreement) existing on the Petition Date, (iv) the value of the Collateral is not less than the Claim Amount and (v) each Obligor waives any claim under ss. 506(c) of the Bankruptcy Code with respect to the Collateral or the Lenders' interests therein.

     (b) In consideration of the agreements of the Administrative Agent and the Lenders provided herein, each Obligor, with the intent of binding itself and its representatives, agents, directors, officers, employees, affiliates, attorneys, principals, estate, successors and assigns, hereby releases, remises and forever discharges the Administrative Agent and each Lender and their respective representatives, agents, affiliates, attorneys, principals, estates, successors and assigns, from any and all claims, liabilities, actions, causes of action, judgments or suits which may now or in the future be alleged or asserted by such Obligor against the Administrative Agent or any Lender in respect of the Prepetition Credit Documents, including the financial accommodations extended by the Lenders (including KeyBank as Issuing Bank) thereunder, all payments made to the Lenders thereunder (whether prior to or after the Petition Date), the claims, Liens and security interests granted to the Administrative Agent and the Lenders thereunder and all other transactions entered into in connection therewith (collectively, the "Released Claims").

     (c) Notwithstanding anything to the contrary contained herein, any Creditors Committee and any other Person with the requisite standing (other than the Debtors and the Consenting Holders) shall have 45 calendar days from the date of appointment of a Creditors Committee to file and serve any complaint or other pleading asserting any Released Claim, except that such Persons shall have no recourse to the Closing Date Repayment or the Prepetition Letters of Credit or any replacements thereof, their only recourse being to the Term Loans extended hereunder. If no such complaint or other pleading is timely filed, the full release provided in paragraph (b) above will become final and binding on all Persons.

     SECTION 11.2. Effect on Plan of Reorganization. None of the rights granted to the Administrative Agent or the Lenders pursuant hereto or pursuant to the Final Order or any order entered by the Court approving the use of cash collateral will be modified, altered or impaired in any way by any Plan of Reorganization, confirmation order or otherwise without the prior written consent of the Administrative Agent and each Lender.

     SECTION 11.3. Exit Facility. In connection with the consummation of a Plan of Reorganization for the Debtors, and subject to the satisfaction of each of the conditions set forth on Schedule 4 hereto, the Administrative Agent and each Lender will agree to extend the Termination Date with respect to the Term Loans on the terms set forth on Schedule 5 hereto.

     SECTION 11.4. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AGREEMENT AND THE TERM LOAN NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER WILL

BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE OBLIGORS (OR ANY OF THEM), THE ADMINISTRATIVE AGENT OR THE LENDERS ARISING OUT OF THIS AGREEMENT, THE TERM LOAN NOTES, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE OBLIGORS (OR ANY OF THEM) AND THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY AGREE THAT THE FEDERAL COURT OF DISTRICT OF DELAWARE OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT OR ANY LENDER, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE OBLIGORS (OR ANY OF THEM) AND THE ADMINISTRATIVE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE TERM LOAN NOTES OR TO ANY MATTER ARISING THEREFROM. EACH OBLIGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE OBLIGORS AT THE ADDRESS OF SAFETY COMPONTENTS SET FORTH IN
SECTION 11.7. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

     SECTION 11.5. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Safety Components and the Administrative Agent.

     SECTION 11.6. Payment of Expenses etc. The Obligors agree to: (a) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with
(i) the Chapter 11 Cases and (ii) the negotiation, preparation, execution and delivery of this Agreement and the documents and instruments referred to herein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Jones, Day, Reavis & Pogue and Young Conaway Stargatt & Taylor, special counsels to the Administrative Agent and the Lenders, and of Conway MacKenzie & Dunleavy, advisors to Jones, Day, Reavis & Pogue, as counsel to the Administrative Agent and the Lenders), and of the Administrative Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent);
(b) pay on demand all reasonable costs and expenses incurred by the Administrative Agent and for each of the Lenders, including the fees and disbursements of counsel, experts and other consultants to the Administrative Agent and each of the Lenders, in connection with any actions taken after the occurrence of an Event of Default to obtain payment of the Postpetition Obligations, enforce the Liens and security interests of the Administrative Agent and the Lenders, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions hereof and of the Security Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Security Documents (except to the extent such may be prohibited by the terms of the Final Order); (c) pay and hold the Administrative Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Administrative Agent and each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (d) indemnify the Administrative Agent and each Lender, its officers, directors, employees, representatives and agents (collectively, the "Indemnitees") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (i) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of this Agreement or the use of the proceeds of the Term Loans or the consummation of any transactions contemplated in this Agreement, other than any such investigation, litigation or proceeding arising out of transactions solely between any of the Lenders or the Administrative Agent, transactions solely involving the assignment by a Lender of all or a portion of its Term Loans, or the granting of participations therein, as provided in this Agreement, or arising solely out of any examination of a Lender by any regulatory authority having jurisdiction over it, or relating to the assertion of a Released Claim to the extent permitted under Section 11.1(c), or (ii) any Environmental Claim in respect of any real property owned, leased or at any time operated by any Obligor, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an affiliate of such person). To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Obligors will make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. All costs and expenses payable by the Obligors pursuant to this Section 11.6 will be paid on a monthly basis, subject to compliance by the Administrative Agent and the Lenders with any notice procedures set forth in any administrative order entered by the Court.

     SECTION 11.7. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder will be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, (a) if to any Obligor to such Obligor at Safety Components International, Inc., Corporate Center, 40 Emery Street, Greenville, South Carolina 29605, attention: Brian P. Menezes, Telefax no.:
(864) 240-2726, with a copy to Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005-1413, attention: Luc A. Despins, Esq., Telefax no.: (212) 530-5219; (b) if to the Administrative Agent or KeyBank at KeyBank National Association, 66 S. Pearl Street, 5th Floor, Albany, New York 12207, attention: Leslie A. Jones, Telefax no.: (518) 487-4247, with a copy to Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, attention: Cindy Tzerman and Michael R. Bassett, Telefax no.: (212) 755-7306;
(c) if to Fleet, at Fleet Bank, 777 Main Street, CTMOH21, Hartford, Connecticut 06115, attention: Scott A. Lessne and Andrew Maidman, Telefax no.: (860) 986-5076; or (d) at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

     SECTION 11.8. Agency. The provisions set forth in Section 11 of the Prepetition Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same effect as if set forth herein in full. Each reference in Section 11 of the Prepetition Credit Agreement to "Agreement" will mean this Agreement, each reference to "Credit Documents" will mean this Agreement, the Term Loan Notes and the Security Documents and each reference to "Default" or "Event of Default" will mean "Event of Default" as defined in this Agreement.

     SECTION 11.9. Amendment or Waiver. Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Obligors, the Administrative Agent and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender affected thereby, (i) extend the Termination Date, reduce the rate or extend the time of payment of interest, or reduce the principal amount of such Lender's Term Loans, (ii) release any Obligor from its respective obligations under this Agreement, (iii) release all or substantially all of the Collateral, (iv) amend, modify or waive any provision of this Section 11.9., (v) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders, (vi) consent to the assignment or transfer by any Obligor of any of its rights and obligations under this Agreement or (vii) modify the Superpriority Claim status of the Postpetition Obligations. Section 11.8 hereof may not be amended without the written consent of the Administrative Agent.

     SECTION 11.10. Assignments and Participations. The Term Loans and the rights and interests of the Lenders hereunder will be freely assignable by each Lender, subject to the prior written consent of the Administrative Agent (provided that any assignment by KeyBank will require the consent of Fleet), which consent will not be unreasonably withheld. Each assignment will be by novation. Each Lender will have the right to sell participations in its Term Loans, subject to customary voting limitations.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

BORROWERS:                              SAFETY COMPONENTS INTERNATIONAL, INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        AUTOMOTIVE SAFETY COMPONENTS
                                        GMBH & CO. KG

                                        By:  __________________________________

                                        Its: __________________________________


                                        AUTOMOTIVE SAFETY COMPONENTS
                                        INTERNATIONAL LIMITED

                                        By:  __________________________________

                                        Its: __________________________________


GUARANTORS:                             AUTOMOTIVE SAFETY COMPONENTS
                                        INTERNATIONAL, INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        ASCI HOLDINGS GERMANY (DE), INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        ASCI HOLDINGS CZECH (DE), INC.

                                        By:  __________________________________

                                        Its: __________________________________

                                        ASCI HOLDINGS MEXICO (DE), INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        ASCI HOLDINGS ASIA (DE), INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        ASCI HOLDINGS POLAND (DE), INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        VALENTEC SYSTEMS, INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        GALION, INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        VALENTEC INTERNATIONAL
                                        CORPORATION, LLC

                                        By:  __________________________________

                                        Its: __________________________________


                                        SAFETY COMPONENTS FABRIC
                                        TECHNOLOGIES, INC.

                                        By:  __________________________________

                                        Its: __________________________________


                                        ASCI HOLDINGS UK (DE), INC.

                                        By:  __________________________________

                                        Its: __________________________________

ADMINISTRATIVE AGENT:                   KEYBANK NATIONAL ASSOCIATION

                                        By:  __________________________________

                                        Its: __________________________________


LENDERS:                                KEYBANK NATIONAL ASSOCIATION

                                        By:  __________________________________

                                        Its: __________________________________


                                        FLEET BANK

                                        By:  __________________________________

                                        Its: __________________________________

                                   Schedule 1
                                   Guarantors


Automotive Safety Components International, Inc.
ASCI Holdings Germany (DE), Inc.
ASCI Holdings Czech (DE), Inc.
ASCI Holdings Mexico (DE), Inc.
ASCI Holdings Asia (DE), Inc.
ASCI Holdings Poland (DE), Inc.
ASCI Holdings UK (DE), Inc.
Valentec Systems Inc.
Galion, Inc.
Valentec International Corporation, LLC
Safety Components Fabric Technologies, Inc.

                                   Schedule 2
                                     Debtors


Safety Components International, Inc.
Safety Components Fabric Technologies, Inc.
Automotive Safety Components International, Inc.
ASCI Holdings UK (DE), Inc.
ASCI Holdings Mexico (DE), Inc.
ASCI Holdings Germany (DE), Inc.
ASCI Holdings Czech (DE), Inc.

                                   Schedule 3
                                   Definitions


"Administrative Agent": as defined in the preamble hereto.

"Agreement": this Subordinated Secured Superpriority Debtor-in-Possession Credit Agreement, including all Schedules hereto, as amended, supplemented or otherwise modified from time to time.

"Appeal Period": as defined in Section 5.1(d).

"ASCL": as defined in the preamble hereto.

"Bankruptcy Code": as defined in Recital B.

"Borrowers": as defined in the preamble hereto.

"Carve-Out": as defined in Section 7.1(c).

"Chapter 11 Cases": as defined in Recital B.

"Claim Amount": as defined in Section 11.1.

"Closing Date": as defined in Section 5.1.

"Closing Date Repayment": the permanent and indefeasible payment of $17,000,000 of the Prepetition Obligations made by the Obligors to the Lenders on the Closing Date from the proceeds of the initial borrowings under the Senior DIP Facility (to the extent such amount is not otherwise paid from funds held by the Obligors on the Closing Date).

"Collateral": as defined in the Prepetition Credit Documents; provided that the Collateral will include all Collateral acquired by any Obligor after the Petition Date and all additional collateral of each Obligor granted to or pledged to or in favor of, or for the benefit of, the Administrative Agent and/or the Lenders to secure the Postpetition Obligations. Notwithstanding the foregoing, the Collateral will not include any avoidance actions available to the bankruptcy estates of the Debtors pursuant to Sections 542, 544, 545, 547, 548, 549, 550, 551, 553(b) and/or 724(a) of the Bankruptcy Code or the proceeds thereof.

"Consolidated EBITDA": as defined in Schedule 5.

"Consenting Holders": Noteholders which are signatories to the Restructuring Agreement.

"Consenting   Holders  Termination  Event":  as  defined  in  the  Restructuring
Agreement.

"Consummation Date": the date of substantial consummation of a Plan of Reorganization in the Chapter 11 Cases (which for purposes hereof will not be later than the effective date of such Plan of Reorganization).

"Consummation Date Reduction Amount": as defined on Schedule 5.

"Court": as defined in Recital B.

"Creditors Committee": as defined in Section 9.2(b).

"Debtors": as defined in Recital B.

"Event of Default": each "Event of Default" under and as defined in the Senior DIP Facility Documents and each other event or occurrence described in Section
10.1 hereof.

"Environmental Claim": as defined in the Prepetition Credit Agreement.

"Final Order": as defined in Section 5.1(d).

"Fleet": as defined in the preamble hereto.

"GmbH": as defined in the preamble hereto.

"Guaranteed Obligations": as defined in Section 10.1.

"Guarantors": as defined in the preamble hereto.

"Indemnities": as defined in Section 11.6.

"Intercreditor Agreement": the Intercreditor Subordination Agreement dated as of April 7, 2000 by and between the Senior Agent and the Administrative Agent.

"Issuing Bank": KeyBank as issuer of the Prepetition Letters of Credit under the Prepetition Credit Agreement.

"KeyBank": as defined in the preamble hereto.

"Lenders": as defined in the preamble hereto.

"Liens": as defined in the Prepetition Credit Agreement.

"Loan Amount": as defined in Section 2.1.

"Non-Surviving Letters of Credit": as defined in Section 3.1(b).

"Noteholders": the holders (including investment managers or advisors for certain discretionary accounts that are holders or beneficial owners) of the Senior Notes.

"Obligors": the collective reference to the Borrowers and the Guarantors.

"Permitted Liens": as defined in the Senior DIP Facility Credit Agreement.

"Person": an individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, joint venture or other entity or a government or any agency or political subdivision thereof.

"Petition Date": as defined in Recital B.

"Plan of Reorganization": a confirmed plan of reorganization in the Chapter 11 Cases.

"Postpetition Obligations": in each case, whether now in existence or hereafter arising, (a) the principal of and interest on the Term Loans, (b) the obligations of the Obligors to reimburse the Issuing Bank and/or the Lenders in respect of any draws under the Prepetition Letters of Credit and all other obligations of the Obligors in respect of the Prepetition Letters of Credit, and
(c) all indebtedness, liabilities, obligations, covenants and duties of the Obligors to the Administrative Agent and the Lenders of every kind, nature and description arising under or in respect of this Agreement or the Term Notes, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including expenses required to be paid pursuant to Section 12.6.

"Prepetition Credit Agreement": as defined in Recital A.

"Prepetition Credit Documents": collectively, the Prepetition Credit Agreement and the Security Documents.

"Prepetition Letters of Credit": as defined in Recital A.

"Prepetition Obligations": as defined in Recital A.

"Released Claims": as defined in Section 11.1(b).

"Required Lenders": Lenders holding at least 51% of the principal amount of the outstanding Term Loans.

"Required Noteholder Representatives": Noteholders that collectively hold in excess of two thirds (66-2/3) in amount of the Senior Notes.

"Restructuring Agreement": the Restructuring Agreement dated as of April 6, 2000 by and among Safety Components and its subsidiaries named therein, Robert A. Zummo and the Consenting Holders named therein in the form of Exhibit C hereto.

"Safety Components": as defined in the preamble hereto.

"Safety  Components   Termination   Event":  as  defined  in  the  Restructuring
Agreement.

"Security Documents": the documents listed on Schedule 7 hereto pursuant to which the Obligors granted certain Liens and security interests to the Administrative Agent for the ratable benefit of the Lenders to secure the Prepetition Obligations.

"Senior Agent": as defined in Recital C.

"Senior DIP Facility": as defined in Recital C.

"Senior DIP Facility Borrowers": as defined in Recital C.

"Senior DIP Facility Credit Agreement": as defined in Recital C.

"Senior DIP Facility Documents": as defined in Recital C.

"Senior DIP Facility Guarantors": as defined in Recital C.

"Senior Exit Facility": as defined on Schedule 4.

"Senior Lenders": as defined in Recital C.

"Senior Notes": Safety Components' 10-1/8% Senior Subordinated Notes due 2007, Series B.

"Subordinated DIP Facility": the term loan facility provided under this Agreement.

"Subordinated DIP Facility Documents": collectively, this Agreement and the Term Loan Notes.

"Subordinated Exit Facility Term Loans": as defined on Schedule 5.

"Superpriority Claim": as defined in Section 4.4.

"Surviving Letter of Credit": as defined in Section 3.1(a).

"Term Loans": as defined in Section 2.1.

"Term Loan Note": as defined in Section 2.4.

"Termination Date": as defined in Section 2.2.

"Uniform Commercial Code": the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

                                   Schedule 4
                           Conditions to Exit Facility


Each of the following conditions must be satisfied, unless waived by the Administrative Agent and the Lenders: (i) Safety Components shall have entered into a senior credit facility (the "Senior Exit Facility") providing for extensions of credit in an amount not less than the amount required to repay all indebtedness under the Senior DIP Facility and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Lenders in all material respects customary for facilities of this type, (ii) none of the Obligors, any creditor of any Obligor or any other party in interest shall have
(a) challenged the validity, enforceability, allowance, perfection or priority of any of the claims and security interests of the Lenders under the Prepetition Credit Documents or the Subordinated DIP Facility Documents or the Closing Date Repayment (unless such challenge has been withdrawn or dismissed) or (b) otherwise asserted any Released Claim (unless such claim or assertion thereof has been withdrawn or dismissed), (iii) the absence of any Event of Default,
(iv) the Administrative Agent and the Lenders shall have received payment of all accrued and unpaid interest, fees and reasonable expenses (including without limitation, reasonable attorneys' and other professionals' fees and expenses) under the Subordinated DIP Facility Documents, including without limitation, all accrued interest under Section 2.3, and (v) the Plan of Reorganization shall provide for (a) the conversion to equity of all indebtedness under the Senior Notes as provided in the Restructuring Agreement, (b) the complete release by each Obligor, each creditor of each Obligor and each other party in interest of all Released Claims and all claims of any type or nature that arise out of or relate to the financial accommodations extended by the Lenders under the Subordinated DIP Facility Documents and (c) treatment of the Term Loans and the Subordinated Exit Facility Term Loans consistent with the terms of this Agreement (including as specified on Schedule 5) and the Final Order.

                                   Schedule 5
                 Subordinated Exit Facility Terms and Conditions


Subject to the satisfaction of the terms and conditions set forth on Schedule 4 and the other terms and conditions set forth below, the Lenders will agree that the Term Loans may remain outstanding after consummation of a Plan of Reorganization as term loans ("Subordinated Exit Facility Term Loans") subordinated to the Senior Exit Facility on substantially the same terms and conditions as provided in this Agreement and the Intercreditor Agreement, with the following modifications and additional terms:

Type and Amount:    Subordinated  Exit Facility Term Loans in a principal amount equal to the principal amount of the Term Loans outstanding on the Consummation Date less an amount equal to 50% of the amount by which the availability under the Senior Exit
                    Facility on the Consummation  Date exceeds  $35,000,000 (the
                    "Consummation Date Reduction  Amount").  On the Consummation
                    Date, the Term Loans outstanding on such date will be paid in an amount equal to the Consummation Date Reduction
                    Amount.

Maturity Date:      The earlier of (i) the third anniversary of the Closing Date of the Subordinated DIP Facility and (ii) the second anniversary of the Consummation Date.

Interest:           Interest will be paid in cash on a monthly basis.

Prepayments:        At the end of each of Safety Component's fiscal quarters, to the extent  Consolidated  EBITDA  exceeds  (i) for the first full fiscal quarter after the Consummation Date,  $4,000,000 or (ii) for each fiscal quarter thereafter,  $3,750,000, the
                    Subordinated Exit Facility Term Loans shall be prepaid in an amount equal to 65% of the amount in excess of $4,000,000 or
                    $3,750,000,  as  the  case  may  be.  For  purposes  hereof,
                    "Consolidated   EBITDA"   means   with   respect  to  Safety
                    Components on a consolidated basis with its subsidiaries for any  period,  net income for such  period (a) plus,  without duplication  and to the extent  deducted  in  computing  net income for such period,  the sum of (i) income  taxes,  (ii)
                    interest  expense,   (iii)   depreciation  and  amortization
                    expense   and  (iv)  other   non-cash   charges   reasonably
                    acceptable to the Administrative Agent, (b) minus, to the extent included in net income for such period, extraordinary gains (all such amounts to be determined in accordance with GAAP).

Collateral and
Subordination:      The Subordinated Exit Facility Term Loans will be secured by the Collateral on substantially the same terms as provided herein and such security interests will be subordinated to the security interests granted to secure the Senior Exit
                    Facility on substantially the same terms and conditions as provided in the Intercreditor Agreement. In addition, if required by the terms of the Senior Exit Facility, the security interest in any assets of the

                    Obligors securing the Subordinated Exit Facility Term Loans which are not included in the collateral for the Senior DIP Facility will be subordinated to the security interest, if any, in such assets granted in favor of such providers of the Senior Exit Facility on substantially the same terms and conditions as provided in the Intercreditor Agreement with respect to the other Collateral.

Conditions
Precedent:          Safety  Components  shall have  entered  into a Senior  Exit
                    Facility  satisfactory to the  Administrative  Agent and the
                    Lenders (i) satisfying the conditions  specified on Schedule
                    4, (ii) having  subordination  terms similar to those in the
                    Intercreditor  Agreement,   except  that  the  payments  and
                    prepayments described herein, including, without limitation, interest,  costs,  expenses,  required  prepayments  and the payment  in full of the  outstanding  Subordinated  Facility
                    Term Loans on the Maturity Date will be permitted whether or not any  amounts  remain  outstanding  under the Senior Exit
                    Facility at the time of such payment,  and (iv) having other terms and conditions customarily found in loan documents for financings of this type. No Obligor shall be obligated  with
                    respect  to  any   indebtedness   which  is  senior  to  the
                    Subordinated   Exit  Facility  Term  Loans  other  than  the
                    indebtedness under the Senior Exit Facility.

Covenants:          The  covenants  incorporated  by  reference  herein from the
                    Senior DIP Facility Documents will be modified to conform to those contained in the documentation for the Senior Exit
                    Facility, subject to the Lenders' reasonable satisfaction therewith.

Other Terms:        Such other  modifications to this Agreement,  and such other terms and conditions, as may be appropriate for facilities of this type.

                                   Schedule 6
                               Security Documents


1.   Mortgages:

     A. Open End Mortgage, Assignment of Leases and Security Agreement from Galion, Inc. to KeyBank, as Collateral Agent, dated as of May 21, 1997 and recorded in Crawford County, Ohio at book 524, page 470.

     B. Open End Mortgage, Assignment of Leases and Security Agreement from Safety Components Fabric Technologies, Inc. ("SCFTI") to KeyBank, as Collateral Agent, dated as of July 15, 1997 and recorded in the RMC Office for Greenville County, South Carolina on July 31, 1997 at 2:23 p.m. in Mortgage Book 2898 at Page 227.

2. Security Agreement among SCI, the other Assignors named therein and KeyBank, dated as of May 21, 1997.

3.   Amendment No. 1 to Security Agreement, dated as of June 2, 1997.

4.   Amendment No. 2 to Security Agreement, dated as of July 15, 1997.

5.   Amendment No. 3 to Security Agreement, dated as of July 30, 1998.

6.   Amendment No. 4 to Security Agreement, dated as of February 9, 1999.

7. Agreement of Creation of Security Interest on Receivables, Inventory and Equipment between KeyBank and Phoenix Airbag GmbH & Co., dated as of May 21, 1997.

8. Mortgage between ASCI Holdings UK (DE), Inc. and KeyBank, dated as of May 21, 1997. (Pledge by ASCI Holdings UK (DE), Inc. of the shares of stock of ASCI Ltd.)

9. Pledge Agreement between SCI, the other Pledgors named therein and KeyBank, dated as of May 21, 1997.

10.  Amendment No. 1 to Pledge Agreement, dated as of June 2, 1997.

11.  Amendment No. 2 to Pledge Agreement, dated as of July 15, 1997.

12.  Amendment No. 3 to Pledge Agreement, dated as of July 30, 1998.

13.  Amendment No. 4 to Pledge Agreement, dated as of February 9, 1999.

14. Assignment of Life Insurance Policy by SCI to KeyBank, dated as of May 21, 1997.

15. Collateral of Assignment of Patents and Security Agreement between SCFTI and KeyBank, dated as of July 15, 1997.

16. Collateral of Assignment of Trademarks and Security Agreement between SCFTI and KeyBank, dated as of July 15, 1997.

17.  Patent Assignments:

     A.   Assignment from Valentec International to KeyBank (09/303238)

     B.   Assignment from SCI to KeyBank (74/735020)

     C.   Assignment from SCI to KeyBank (08/787743, 08/656661, 08/683758)

     D.   Assignment from SCI to KeyBank (09/016097, 09/298085, 588176)

18. Cash Collateral Agreement between KeyBank and McDonald Investments Inc., dated as of February 7, 2000.

19.  UCC-1  Financing  Statements with KeyBank  National  Association as Secured
     Party


                                       2